UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2004

CABLE DESIGN TECHNOLOGIES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Roselle Road

Schaumburg, IL 60195

(Address of Principal Executive Offices, including Zip Code)

(847) 230-1900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9.     Regulation FD Disclosure.

Cable Design Technologies Corporation (the “Company”) has changed the record date for its special meeting of stockholders to May 24, 2004. The Company and Belden Inc. (“Belden”), who have agreed to merge upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of February 4, 2004, by and among the Company, BC Merger Corp. and Belden, which agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 5, 2004, continue to work with the Securities and Exchange Commission regarding comments and questions about the preliminary joint proxy statement/prospectus and registration statement on Form S-4 originally filed by the Company on March 24, 2004, and amended on April 30, 2004.

The Company has not yet set a date for its special meeting of stockholders and will not set a date until the Company knows the effective date of the registration statement. When the registration statement is effective, the definitive joint proxy statement/prospectus and other relevant materials will be sent to stockholders of record seeking their approval of the proposed merger and the issuance of shares of the Company’s common stock pursuant thereto, an amendment to the Company’s certificate of incorporation to effect a one-for-two reverse stock split of the Company’s common stock and an amendment to the Company’s certificate of incorporation to change the Company’s name to Belden CDT Inc. and increase the number of authorized shares of capital stock of the Company. The Company expects that the special meeting of stockholders will occur in July.

This document contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements involve risk and uncertainty. Actual results could differ from those currently anticipated due to a number of factors including those mentioned in documents filed with the SEC by both the Company and Belden. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all, or that the expected synergies and cost savings will be realized. Factors that could cause results to differ from expectations include the level of market demand for the products of the Company and Belden, competitive pressures, economic conditions in the U.S. and other countries where the Company and Belden operate, working capital needs, information technology spending, the ability to achieve reductions in costs, price fluctuations of raw materials and the potential unavailability thereof, foreign currency fluctuations, technological obsolescence, environmental matters, industry competition and other specific factors discussed in the Company’s Annual Report on Form 10-K for the year ended July 31, 2003 filed with the SEC on October 29, 2003, Belden’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC on March 4, 2004 and the Company’s Registration Statement on Form S-4 filed with the SEC on March 24, 2004 and amended on April 30, 2004. The Company and Belden assume no responsibility to update any forward-looking statements as a result of new information or future developments.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLE DESIGN TECHNOLOGIES CORPORATION

Date: May 18, 2004	By:	/S/ CHARLES B. FROMM

Charles B. Fromm Vice President, Secretary & General Counsel

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